Q3 2022 INVESTOR PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset- liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, the ability to complete, or any delays in completing, the pending merger between the Company and Lakeland Bancorp, Inc.; any failure to realize the anticipated benefits of the transaction when expected or at all; certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities; and potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger and integration of the companies. In addition, the effects of the COVID-19 pandemic continue to have an uncertain impact on the Company, its customers and the communities it serves. Given its ongoing and dynamic nature, including potential variants, it is difficult to predict the continuing impact of the pandemic on the Company's business, financial condition or results of operations. The extent of such impact will depend on future developments, which remain highly uncertain, including when the pandemic will be controlled and abated, and the extent to which the economy can remain open. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 9/30/22) 3 Bank founded: 1839 Stock symbol: PFS (NYSE) Branches: 95 serving northern and central New Jersey, eastern Pennsylvania, Queens and Nassau County, NY Market capitalization: $1.7 Billion as of 11/7/22 Balance sheet: $13.6 Billion in Total Assets $10.0 Billion in Net Loans $10.7 Billion in Total Deposits Strong core funding: 35 bps cost of deposits Efficient operator: 1.89%: Annualized adjusted non- interest expenses / average assets(1) 47.11%: Efficiency Ratio(1) Wealth management business: Beacon Trust Company $3.3 Billion AUM Insurance business: Provident Protection Plus, Inc. estimated 2022 revenues >$11.0 Million (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Acquired Tirschwell & Loewy, Inc. AUM: $822M Acquired The MDE Group AUM: $1.3B Acquired Team Capital Bank Assets: $964M Acquired First Sentinel Bancorp Assets: $2.6B Acquired First Morris Bank & Trust Assets: $554M Acquired Beacon Trust Company AUM: $1.5B IPO NYSE PFS 1839 Founded 2003 2004 2007 2011 2014 2015 2019 2020 2022 Successful & Disciplined Acquirer Acquired SB One Bancorp Assets: $2.2B 4 Announced Pending Merger with Lakeland Bancorp, Inc. Assets: $10.5B

NYSE: PFS POPULATION (as of October 2022 Estimates) NJ – 9,301,389 NY – 20,209,830 Queens – 2,317,350 Nassau – 1,416,398 PA – 13,015,961 Bucks – 639,897 Lehigh – 380,573 Northampton – 312,829MEDIAN INCOME AND NATIONAL RANK  NJ - $94,400 – 4th nationwide  PA - $70,412 – 26th nationwide  NY - $80,148 – 15th nationwide Source: S&P Global MI (Median income and national rank as 1/2022; Population data as of 10/2022)  Densely populated, lucrative markets  Highly educated, wealthy population  Diverse economy proximate to New York City and Philadelphia metro areas Strong Presence in Attractive Markets 5

NYSE: PFS Average client tenure Business  < 1 year 21%  1 – 2 years 8%  3 – 5 years 20%  6 – 9 years 19%  10+ years 32% Consumer  < 1 year 10%  1 – 2 years 5%  3 – 5 years 14%  6 – 9 years 14%  10+ years 57% Provident’s NJ deposit share ranks 2nd amongst NJ-based financial institutions* Businesses in market (excluding franchises) **  NJ (14 counties where Provident has branches) has 409,671 businesses  PA (3 counties where Provident has branches) has 68,134 businesses  NY (2 counties where Provident has branches) has 71,072 businesses Households Services per Household Business 24,344 1.77 Consumer 132,522 2.58 Source: *FDIC: 6/30/22 **S&P Global MI as of 10/2022 Household Profile Strong Presence in Attractive Markets 6

NYSE: PFS ROAA CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 7 1.15% 0.86% 1.26% 1.11% 1.08% 1.30% 1.16% 1.26% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2 0 1 9 2 0 2 0 2 0 2 1 Q 3 2 0 2 1 Q 4 2 0 2 1 Q 1 2 0 2 2 Q 2 2 0 2 2 Q 3 2 0 2 2 ROAA 1.63% 1.47% 1.53% 1.55% 1.50% 1.49% 1.65% 2.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2 0 1 9 2 0 2 0 2 0 2 1 Q 3 2 0 2 1 Q 4 2 0 2 1 Q 1 2 0 2 2 Q 2 2 0 2 2 Q 3 2 0 2 2 Core PTPP ROAA (Annualized Core PTPP earnings/average assets)

NYSE: PFS ROAE ROATE(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 8 8.07% 6.49% 10.03% 8.73% 8.74% 10.57% 9.83% 10.68% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2 0 1 9 2 0 2 0 2 0 2 1 Q 3 2 0 2 1 Q 4 2 0 2 1 Q 1 2 0 2 2 Q 2 2 0 2 2 Q 3 2 0 2 2 ROAE (Annualized net income/average stockholders' equity) 11.71% 9.28% 13.89% 12.04% 12.04% 14.58% 13.82% 14.96% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2 0 1 9 2 0 2 0 2 0 2 1 Q 3 2 0 2 1 Q 4 2 0 2 1 Q 1 2 0 2 2 Q 2 2 0 2 2 Q 3 2 0 2 2 ROATE (Annualized net income/average tangible stockholders' equity)

2.7% 3.0% 3.5% 3.7% 5.1% 4.0% Dividend yield $0.19 $0.20 $0.21 $0.23 $0.23 $0.24 Regular quarterly cash dividend per share (2) 9.79% CAGR 5.01% CAGR +26% 5-year TSR 6.06% 9 Historically Strong Track Record of Returns (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. (2) Does not include special cash dividends of $0.15 in 2017 and $0.20 in 2019. Increased regular quarterly cash dividend to $0.24 in Q4 2021 DECEMBER : $1.38 $1.45 $1.82 $1.74 $1.39 $2.19 2016 2017 2018 2019 2020 2021 Diluted earnings per share $12.54 $13.20 $14.18 $14.85 $14.86 $16.02 Tangible book value per share (tangible stockholders' equity/shares outstanding)

NYSE: PFS Stable Core Funding Base – Q3 2022 $ in thousands ($) Balance Total Average Deposits 10,847,538 Average Branch Size 114,184 Cost of Interest Bearing Deposits: 0.47% Total Cost of Deposits: 0.35% AVERAGE DEPOSIT COMPOSITION AVERAGE DEPOSIT COMPOSITION 10 Savings deposits 14% Money market accounts 23% NOW accounts 31% Non-interest bearing deposits 26% Certificates of deposit 6% Muni 17% Commercial Deposits 38% Retail Deposits 45%

NYSE: PFS Diversified Loan Portfolio As of 9/30/22 Total Gross Loans $10.06 billion Q3 2022 Average Net Loan Yield 4.38% 11 Residential Mortgage Loans 11% Commercial Mortgage 42% Multi-family Loans 15% Commercial Construction Loans 7% Commercial Loans 22% Consumer Loans 3%

Strong Credit Metrics 12 0.76% 1.03% 0.84% 0.79% 0.79% 0.88%Total allowance to total loans 0.58% 0.93% 0.59% 0.55% 0.50% 0.61% Non performing assets to loans +OREO 0.55% 0.89% 0.50% 0.46% 0.40% 0.59%Total non-performing loans to total loans 0.44% 0.71% 0.41% 0.39% 0.36% 0.45% Total non-performing assets as a percentage of total assets 0.18% 0.06% (0.04%) (0.08%) 0.01% (0.05%) Net charge-off (recovery) ratio annualized Q3 2220202019 2021 Q1 22 Q2 22

NYSE: PFS Non-Performing Assets $ in thousands Strong Credit Metrics 13 12/31/2019 12/31/2020 12/31/2021 Q1 2022 Q2 2022 Q3 2022 Residential $8,543 $9,315 $6,072 $5,396 $3,401 $3,120 Commercial 5,270 31,982 16,887 19,533 18,627 35,352 Multi-family 0 0 439 2,053 2,040 1,583 Construction 0 1,392 2,365 2,366 3,466 1,878 Commercial loans 25,160 42,118 20,582 13,793 11,950 17,181 Consumer loans 1,221 2,283 1,682 1,171 964 387 Total non-performing loans $40,194 $87,090 $48,027 $44,312 $40,448 $59,501 Foreclosed assets 2,715 4,475 8,731 8,578 9,076 2,053 Total non-performing assets $42,909 $91,565 $56,758 $52,890 $49,524 $61,554

NYSE: PFS Emphasis on Fee Income Non-Interest Income $ in thousands 14 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2019 2020 2021 Q1 22 Q2 22 Q3 22 Other income Net gain on securities transactions Bank-owned life insurance Insurance agency income Wealth management income Fees 201 202 202 (1) Q1 Q2 Q3 22 Fees $28,321 $23,847 $29,967 $6,889 $7,424 $7,203 Wealth management income 22,503 25,733 30,756 7,466 7,024 6,785 Insurance agency income 0 3,513 10,216 3,420 2,850 2,865 Bank-owned life insurance 6,297 6,491 7,930 1,179 1,563 1,237 Net gain on securities transactions 72 81 255 16 141 (3) Other income 6,601 12,766 7,685 1,178 1,930 10,358 Total non-interest income $63,794 $72,431 $86,809 $20,148 $20,932 $28,445 (1) Durbin Act negative impact starting July 1, 2021 of approximately $1.2 million per quarter and includes incremental revenue as a result of acquisition of SB One. (2) Other income for the quarter ended September 30, 2022 included an $8.6 million gain realized on the sale of a foreclosed commercial office property. (2)

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Tax 2% Advisory 89% Trust & Estate 7% Private Banking 2% Focus on Wealth Management Business 2022 Revenue (actual YTD thru September 30, 2022) Advisory $ 19,300,388 Trust & Estate $ 1,593,660 Tax $ 380,225 Private Banking $ 483,479 * Total $ 21,757,752 15 $3.3 Billion AUM For 1,031 family relationships

NYSE: PFS AVERAGE CLIENT SIZE $3,157,000 As of September 30, 2022, based on AUM of $3.3B for 1,031 family relationships AVERAGE FEE 72 bps EBITDA & NET INCOME EBITDA (YTD thru September 30, 2022) $ 8,705,000 Net Income (YTD thru September 30, 2022) $ 5,757,000 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 94 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident acquired SB One Insurance Agency as part of the July 31, 2020 merger with SB One Bancorp. • In July of 2022 SB One Insurance Agency was rebranded as Provident Protection Plus, Inc. • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance underwriters. • The insurance agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. Provident Protection Plus, Inc. 17 $1,199 $1,413 $1,995 $2,281 $2,402 $2,903 $3,122 $- $380 $1,569 $775 $778 December December December December December December September December March June September 2016 2017 2018 2019 2020 2021 YTD 2022 QTD 2021 QTD 2022 QTD 2022 QTD 2022 Insurance Services Income Before Tax ($ in thousands) 5-year CAGR 19.35%

APPENDIX

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Reconciliation of GAAP to Non-GAAP Financial Measures 19 ($ in thousands, except per share data) 2019 2020 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Core PTPP ROAA: Net Income 112,633$ 96,951$ 167,919$ 37,268$ 37,303$ 43,962$ 39,228$ 43,421$ Add: provision for credit losses 13,100 29,719 (24,339) 969 397 (6,405) 2,996 8,413 Add: provision for credit losses for off-balance sheet credit exposure - 1,814 1,515 980 (640) (2,390) (973) 1,575 Add: income tax expense 34,455 30,603 59,197 12,913 14,780 15,231 14,337 16,657 Add: merger related charges 6,310 - - - - - - Add: COVID-19 related costs 1,387 - - - - - - Core PTPP earnings 160,188$ 166,784$ 204,292$ 52,130$ 51,840$ 50,398$ 55,588$ 70,066$ Avg Diluted Shares outstanding 64,734,591$ 69,625,958$ 76,560,840$ 76,685,206$ 76,226,747$ 75,914,079$ 74,400,788$ 74,393,380$ Core PTPP Earnings per Share 2.47$ 2.40$ 2.67$ 0.68$ 0.68$ 0.66$ 0.75$ 0.94$ Annualized Core PTPP earnings 160,188$ 166,784$ 204,292$ 206,820$ 205,670$ 204,392$ 222,963$ 277,979$ Average assets 9,820,832$ 11,337,140$ 13,338,911$ 13,370,556$ 13,715,235$ 13,693,429$ 13,541,209$ 13,622,564$ Core PTPP ROAA (Annualized Core PTPP earnings/average assets) 1.63% 1.47% 1.53% 1.55% 1.50% 1.49% 1.65% 2.04% 2019 2020 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 ROATE: Net income 112,633$ 96,951$ 167,919$ 37,268$ 37,303$ 43,962$ 39,228$ 43,421$ Annualized net income 112,633$ 96,951$ 167,919$ 147,857$ 147,996$ 178,290$ 157,343$ 172,268$ Average stockholders' equity 1,394,859$ 1,494,563$ 1,673,715$ 1,693,733$ 1,693,567$ 1,686,324$ 1,601,245$ 1,613,522$ Less: average intangible assets 433,189 449,711 465,214 465,180 464,740 463,890 463,039 462,180 Average tangible stockholders' equity 961,670$ 1,044,852$ 1,208,501$ 1,228,553$ 1,228,827$ 1,222,434$ 1,138,206$ 1,151,342$ ROATE (Annualized net income/average tangible stockholders' equity) 11.71% 9.28% 13.89% 12.04% 12.04% 14.58% 13.82% 14.96% Tangible book value per share: Stockholders' equity 1,413,840$ 1,619,797$ 1,697,096$ 1,679,424$ 1,697,096$ 1,621,131$ 1,585,265$ 1,550,985$ Less: intangible assets 437,019 466,212 464,183 465,061 464,183 463,325 462,451 461,673 Tangible stockholders' equity 976,821$ 1,153,585$ 1,232,913$ 1,214,363$ 1,232,913$ 1,157,806$ 1,122,814$ 1,089,312$ Shares outstanding 65,787,900 77,611,107 76,969,999 77,226,485 76,969,999 75,881,889 75,163,718 75,162,357 Tangible book value per share (Tangible stockholders' equity/shares outstanding) 14.85$ 14.86$ 16.02$ 15.72$ 16.02$ 15.26$ 14.94$ 14.49$

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 20 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended Sep-22 Reported non-interest expense 69,443$ Adjustments to non-interest expense: Credit loss expense for off-balance sheet credit exposures 1,575 Merger-related transaction costs and COVID-19 expenses 2,886 Adjusted non-interest expense 64,982$ Annualized adjusted non-interest expense 257,809$ Average assets 13,622,564 Annualized adjusted non-interest expense/average assets 1.89% Efficiency Ratio Calculation Three Months Ended Sep-22 Net Interest income 109,489$ Non-interest income 28,445 Total income 137,934$ Adjusted non-interest expense 64,982$ Efficiency ratio (adjusted non-interest expense/income) 47.11%

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – 9/30/22 21 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 717 673,128,635 468,597,511 Health Care and Social Assistance 430 427,103,068 347,440,014 Manufacturing 244 331,829,164 220,455,687 Wholesale Trade 205 253,172,111 194,151,255 Construction 415 403,641,530 173,695,525 Accommodation and Food Services 208 161,451,103 131,145,918 Educational Services 74 136,030,476 114,483,789 Retail Trade 187 124,269,785 104,737,934 Arts, Entertainment, and Recreation 82 110,302,729 100,546,275 Other Services (except Public Administration) 246 127,975,897 97,725,881 Professional, Scientific, and Technical Services 275 141,964,303 65,664,321 Administrative and Support and Waste Management and Remediation Services 153 63,190,681 37,499,174 Finance and Insurance 40 166,221,471 35,804,642 Transportation and Warehousing 138 43,418,842 29,986,289 Agriculture, Forestry, Fishing and Hunting 9 25,078,486 18,751,210 Utilities 12 16,118,897 12,293,526 Information 18 23,732,533 11,566,713 Management of Companies and Enterprises 5 4,168,851 2,053,820 Public Administration 26 3,253,987 2,018,018 Mining, Quarrying, and Oil and Gas Extraction 4 960,124 518,424 Grand Total 3,488 3,237,012,674 2,169,135,924

NYSE: PFS Commercial Real Estate Loans by NAICS Sector – 9/30/22 22 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 2,170 4,852,236,151 4,753,211,960 Accommodation and Food Services 51 219,022,832 218,497,832 Construction 36 102,008,273 96,195,803 Health Care and Social Assistance 23 38,755,443 38,519,443 Other Services (except Public Administration) 38 30,405,080 29,965,753 Transportation and Warehousing 6 21,359,662 19,567,943 Retail Trade 18 12,983,743 12,983,743 Arts, Entertainment, and Recreation 5 9,269,308 9,269,308 Manufacturing 4 3,731,585 3,731,585 Management of Companies and Enterprises 3 2,708,712 2,708,712 Professional, Scientific, and Technical Services 6 2,694,208 2,594,208 Finance and Insurance 4 2,490,041 2,490,041 Information 1 1,985,776 1,985,776 Administrative and Support and Waste Management and Remediation Services 3 1,274,019 1,274,019 Public Administration 22 794,162 794,162 Grand Total 2,390 5,301,718,998 5,193,790,290

NYSE: PFS Construction Loans by NAICS Sector – 9/30/22 23 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 106 927,487,012 542,758,851 Construction 33 131,327,796 81,287,192 Health Care and Social Assistance 2 38,361,500 18,793,938 Accommodation and Food Services 1 17,700,000 17,700,000 Retail Trade 2 16,925,203 16,817,324 Transportation and Warehousing 1 6,400,000 5,396,711 Arts, Entertainment, and Recreation 1 382,200 382,200 Grand Total 146 1,138,583,711 683,136,217

NYSE: PFS As of 9/30/22 ($ in thousands) CRE Investment By Property Type 24 Property Type Count $ Outstanding % Outstanding WARR Retail 513 1,609,785 28.12% 3.31% Multi-Family 484 1,484,346 25.93% 3.15% Industrial 270 1,020,196 17.82% 3.27% Office 292 576,027 10.06% 3.57% Mixed 331 386,682 6.75% 3.23% Hotel 34 230,128 4.02% 4.44% Special Use Property 69 183,909 3.21% 3.41% Residential 386 183,803 3.21% 3.47% Land 11 50,150 0.87% 5.08% Grand Total 2,390 5,725,027 100.00% 3.35%

NYSE: PFS Guideline is 300% of Regulatory Capital CRE To Total Risk-Based Capital 25 452.4% 422.0% 440.8% 452.4% 448.8% 449.9% 457.3% 473.2% 456.4% 468.0% 471.6% 485.3% 499.6% 491.3% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 12/31/17 12/31/18 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22

NYSE: PFS Performance Ratios - Capital 26 1 0 .3 4 9 .3 0 9 .4 5 9 .4 3 9 .6 2 9 .7 8 1 2 .7 4 1 0 .4 6 1 1 .4 7 1 1 .5 6 1 1 .0 5 1 0 .9 1 1 2 .7 4 1 0 .5 8 1 1 .5 9 1 1 .6 8 1 1 .1 6 1 1 .0 2 1 3 .4 7 1 1 .9 4 1 2 .2 5 1 2 .3 2 1 1 .7 7 1 1 .7 1 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

Q3 2022 INVESTOR PRESENTATION